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                                                                Exhibit 4.1
                                                                -----------


COMMON STOCK                                                   COMMON STOCK
$.01 PAR VALUE                                                 $.01 PAR VALUE

            [GRAPHIC: FOUR PEOPLE IN FRONT OF LANDSCAPE/CITYSCAPE]

NUMBER                                                         SHARES
--------                                                       --------

                                                               CUSIP 554489 10 4
                                                SEE REVERSE SIDE FOR DEFINITIONS

                          MACK-CALI REALTY CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

This Certifies that



Is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Mack-Cali Realty Corporation (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers to be affixed hereto.

Dated:

            /s/ Secretary             [CORPORATE SEAL]           /s/ President


                                                  Countersigned and Registered
                                                       CHASEMELLON SHAREHOLDER
                                                               SERVICES, L.L.C.

                                                                  Transfer Agent
                                                  By              and Registrar

                                                            Authorized Signature
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                          MACK-CALI REALTY CORPORATION

         The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the secretary of the Corporation or to its transfer agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT -
                                                     ---------------------------
                                             (Cust)            (Minor)
                                       under Uniform Gifts to Minors Act

TEN ENT - as tenants by the entireties
                                                     ---------------------------
                                                                (State)
JT TEN - as joint tenants with right
           of survivorship and not as
           tenants in common

    Additional abbreviations may also be used though not on the above list.

         For value received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
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(Please print or typewrite name and address including postal zip code of assignee)

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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
       ---------------                 Signature(s)
                                                    ----------------------------
Signature Guaranteed By:

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NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.